UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2020
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2020. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2020. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1: To elect the following ten nominees to First Solar’s board of directors, each to serve on the board of directors until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	79,179,821	2,078,700	1,954,509	11,008,280
Sharon L. Allen	82,327,221	797,924	87,885	11,008,280
Richard D. Chapman	81,632,706	1,481,018	99,306	11,008,280
George A. Hambro	82,078,952	1,019,171	114,907	11,008,280
Molly E. Joseph	79,628,024	3,494,904	90,102	11,008,280
Craig Kennedy	79,363,244	3,734,386	115,400	11,008,280
William J. Post	81,361,905	1,752,374	98,751	11,008,280
Paul H. Stebbins	74,178,687	8,934,949	99,394	11,008,280
Michael Sweeney	76,236,615	6,877,270	99,145	11,008,280
Mark R. Widmar	81,543,698	1,562,542	106,790	11,008,280

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as First Solar’s independent registered public accounting firm for the year ending December 31, 2020.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
91,864,554	2,151,262	205,494	—

Proposal No. 3: To approve the adoption of the First Solar, Inc. 2020 Omnibus Incentive Compensation Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
78,547,379	4,532,367	133,284	11,008,280

Proposal No. 4: Advisory vote on executive compensation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
77,255,002	5,608,516	349,512	11,008,280

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 14, 2020	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary — Interim

3